NET LOSS PER SHARE	12 Months Ended
Dec. 31, 2014
NET LOSS PER SHARE [Abstract]
NET LOSS PER SHARE

18. NET LOSS PER SHARE

The following table sets forth the computation of basic and diluted net loss per share for the periods indicated:

	Years ended December 31,
	2012	2013	2014
	RMB	RMB	RMB

Numerator:
Numerator for basic loss from continuing operations per share	(1,443,182)	(559,150)	(1,018,547)
Numerator for basic loss from discontinued operations per share	(177,984)	(347,668)	(58,266)
Numerator for diluted loss from continuing operations per share	(1,443,182)	(559,150)	(1,018,547)
Numerator for diluted loss from discontinued operations per share	(177,984)	(347,668)	(58,266)
Denominator:
Denominator for basic and diluted loss per share weighted average ordinary shares outstanding	145,659,940	163,942,809	417,841,426
Basic and diluted loss per share- continuing operations	(9.91)	(3.41)	(2.44)
Basic and diluted loss per share- discontinued operations	(1.22)	(2.12)	(0.14)

Basic net loss per share is computed using the weighted average number of the ordinary shares outstanding during the period. Diluted net loss per share is computed using the weighted average number of ordinary shares and ordinary equivalent shares outstanding during the period. Approximately11.9 million, 7.7 million and 8.2 million share options that were out-of-money, were anti-dilutive and excluded from the calculation of diluted net loss per share for the years ended December 31, 2012, 2013 and 2014, respectively. Approximately 4.2 million, 5.8 million and 4.6 million share options that were in-the-money, were also excluded from the calculation of diluted net loss per share for the years ended December 31, 2012, 2013 and 2014, respectively, because their effects would be anti-dilutive in the periods of losses from continuing operations.